EXHIBIT 99.2

B7 (Official Form 7) (12/07)

UNITED STATES BANKRUPTCY COURT
Northern District of California

In re: Tvia, Inc. — Debtor

Case No. 08-55860 (If known)

STATEMENT OF FINANCIAL AFFAIRS

1. Income from employment or operation of business

None ☐

State the gross amount of income the debtor has received from employment, trade, or profession, or from operation of the debtor's business, including part-time activities either as an employee or in independent trade or business, from the beginning of this calendar year to the date this case was commenced. State also the gross amounts received during the **two years** immediately preceding this calendar year. (A debtor that maintains, or has maintained, financial records on the basis of a fiscal rather than a calendar year may report fiscal year income. Identify the beginning and ending dates of the debtor's fiscal year.) If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income of both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE	FISCAL YEAR PERIOD
4,006,265.00	**Business Operations**	**2007 (April 1, 2006 - March 31, 2007)**
10,183,298.00	**Business Operations**	**2008 (April 1, 2007 - March 31, 2008)**
1,431,757.00	**Business Operations**	**2009 (April 1, 2008 - October 15, 2008)**

2. Income other than from employment or operation of business

None ☑

State the amount of income received by the debtor other than from employment, trade, profession, operation of the debtor's business during the **two years** immediately preceding the commencement of this case. Give particulars. If a joint petition is filed, state income for each spouse separately. (Married debtors filing under chapter 12 or chapter 13 must state income for each spouse whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

AMOUNT	SOURCE	FISCAL YEAR PERIOD

3. Payments to creditors

Complete a. or b., as appropriate, and c.

None ☑

a. *Individual or joint debtor(s) with primarily consumer debts:* List all payments on loans, installment purchases of goods or services, and other debts to any creditor made within **90 days** immediately preceding the commencement of this case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $600. Indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS	AMOUNT PAID	AMOUNT STILL OWING

2

None ☐

b. *Debtor whose debts are not primarily consumer debts:* List each payment or other transfer to any creditor made within **90 days** immediately preceding the commencement of the case unless the aggregate value of all property that constitutes or is affected by such transfer is less than $5,475. If the debtor is an individual, indicate with an asterisk (*) any payments that were made to a creditor on account of a domestic support obligation or as part of an alternative repayment schedule under a plan by an approved nonprofit budgeting and credit counseling agency. (Married debtors filing under chapter 12 or chapter 13 must include payments and other transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR	DATES OF PAYMENTS/ TRANSFERS	AMOUNT PAID OR VALUE OF TRANSFERS	AMOUNT STILL OWING
See Attachment 3.b.			

None ☐

c. *All debtors:* List all payments made within **one year** immediately preceding the commencement of this case to or for the benefit of creditors who are or were insiders. (Married debtors filing under chapter 12 or chapter 13 must include payments by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR AND RELATIONSHIP TO DEBTOR	DATE OF PAYMENT	AMOUNT PAID	AMOUNT STILL OWING
See Attachment 3.c.			

4. Suits and administrative proceedings, executions, garnishments and attachments

None ☐

a. List all suits and administrative proceedings to which the debtor is or was a party within **one year** immediately preceding the filing of this bankruptcy case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

CAPTION OF SUIT AND CASE NUMBER	NATURE OF PROCEEDING	COURT OR AGENCY AND LOCATION	STATUS OR DISPOSITION
See Attachment 4.a.			

None ☑

b. Describe all property that has been attached, garnished or seized under any legal or equitable process within **one year** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON FOR WHOSE BENEFIT PROPERTY WAS SEIZED	DATE OF SEIZURE	DESCRIPTION AND VALUE OF PROPERTY

5. Repossessions, foreclosures and returns

None ☑

List all property that has been repossessed by a creditor, sold at a foreclosure sale, transferred through a deed in lieu of foreclosure or returned to the seller, within **one year** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CREDITOR OR SELLER	DATE OF REPOSSESSION, FORECLOSURE SALE, TRANSFER OR RETURN	DESCRIPTION AND VALUE OF PROPERTY

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6. Assignments and receiverships

None ☑ a. Describe any assignment of property for the benefit of creditors made within **120 days** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include any assignment by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF ASSIGNEE	DATE OF ASSIGNMENT	TERMS OF ASSIGNMENT OR SETTLEMENT

None ☑ b. List all property which has been in the hands of a custodian, receiver, or court-appointed official within **one year** immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning property of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF CUSTODIAN	NAME AND ADDRESS OF COURT CASE TITLE & NUMBER	DATE OF ORDER	DESCRIPTION AND VALUE OF PROPERTY

7. Gifts

None ☑ List all gifts or charitable contributions made within **one year** immediately preceding the commencement of this case except ordinary and usual gifts to family members aggregating less than $200 in value per individual family member and charitable contributions aggregating less than $100 per recipient. (Married debtors filing under chapter 12 or chapter 13 must include gifts or contributions by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

NAME AND ADDRESS OF PERSON OR ORGANIZATION	RELATIONSHIP TO DEBTOR, IF ANY	DATE OF GIFT	DESCRIPTION AND VALUE OF GIFT

8. Losses

None ☑ List all losses from fire, theft, other casualty or gambling within **one year** immediately preceding the commencement of this case **or since the commencement of this case.** (Married debtors filing under chapter 12 or chapter 13 must include losses by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.)

DESCRIPTION AND VALUE OF PROPERTY	DESCRIPTION OF CIRCUMSTANCES AND, IF LOSS WAS COVERED IN WHOLE OR IN PART BY INSURANCE, GIVE PARTICULARS	DATE OF LOSS

9. Payments related to debt counseling or bankruptcy

None ☐ List all payments made or property transferred by or on behalf of the debtor to any persons, including attorneys, for consultation concerning debt consolidation, relief under the bankruptcy law or preparation of a petition in bankruptcy within **one year** immediately preceding the commencement of this case.

NAME AND ADDRESS OF PAYEE	DATE OF PAYMENT, NAME OF PAYOR IF OTHER THAN DEBTOR	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY

See Attachment 9.

10. Other transfers None a. List all other property, other than property transferred in the ordinary ☑ course of the business or financial affairs of the debtor, transferred either absolutely or as security within two years immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include transfers by either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.) DESCRIBE PROPERTY NAME AND ADDRESS OF TRANSFEREE. TRANSFERRED RELATIONSHIP TO DEBTOR DATE AND VALUE RECEIVED None b. List all property transferred by the debtor within ten years immediately preceding the ☑ commencement of this case to a self-settled trust or similar device of which the debtor is a beneficiary. AMOUNT OF MONEY OR DESCRIPTION NAME OF TRUST OR OTHER DATE(S) OF AND VALUE OF PROPERTY OR DEBTOR’ DEVICE TRANSFER(S) INTEREST IN PROPERTY 11. Closed financial accounts None List all financial accounts and instruments held in the name of ☑ the debtor or for the benefit of the debtor which were closed, sold, or otherwise transferred within one year immediately preceding the commencement of this case. Include checking, savings, or other financial accounts, certificates of deposit, or other instruments; shares and share accounts held in banks, credit unions, pension funds, cooperatives, associations, brokerage houses and other financial institutions. (Married debtors filing under chapter 12 or chapter 13 must include information concerning accounts or instruments held by or for either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.) TYPE OF ACCOUNT, LAST FOUR AMOUNT AND NAME AND ADDRESS DIGITS OF ACCOUNT NUMBER, DATE OF SALE OF INSTITUTION AND AMOUNT OF FINAL BALANCE OR CLOSING 12. Safe deposit boxes None List each safe deposit or other box or depository in which the debtor ☑ has or had securities, cash, or other valuables within one year immediately preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include boxes or depositories of either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.) NAME AND ADDRESS NAMES AND ADDRESSES DESCRIPTION DATE OF TRANSFER OF BANK OR OF THOSE WITH ACCESS OF OR SURRENDER, OTHER DEPOSITORY TO BOX OR DEPOSITORY CONTENTS IF ANY 13. Setoffs None List all setoffs made by any creditor, ☑ including a bank, against a debt or deposit of the debtor within 90 days preceding the commencement of this case. (Married debtors filing under chapter 12 or chapter 13 must include information concerning either or both spouses whether or not a joint petition is filed, unless the spouses are separated and a joint petition is not filed.) DATE OF AMOUNT OF NAME AND ADDRESS OF CREDITOR SETOFF SETOFF

14. Property held for another person None List all property owned by another person that the debtor holds or controls. ☐ NAME AND ADDRESS DESCRIPTION AND VALUE OF OWNER OF PROPERTY LOCATION OF PROPERTY Konica Minolta Copy Machine Debtor’s Place of Bane of America Leasing Admin Ctr Business P.O. Box 7023 Troy, Ml 48007-7023 Pitney Bowes Postage Machine Debtor’s Place of P.O. Box 856390 Business Louisville, KY 47285 None 15. Prior address of debtor If debtor has moved within three years immediately preceding the commencement ☑ debtor occupied during that period and vacated prior to the commencement of this any separate address of either spouse. of this case, list all premises which the case. If a joint petition is filed, report also ADDRESS NAME USED DATES OF OCCUPANCY 16. Spouses and Former Spouses None If the debtor resides or resided in a community property state, ☑ commonwealth, or territory (including Alaska, Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Puerto Rico, Texas, Washington, or Wisconsin) within eight years immediately preceding the commencement of the case, identify the name of the debtor’s spouse and of any former spouse who resides or resided with the debtor in the community property state. NAME
17. Environmental Information. For the purpose of this question, the following definitions apply: “Environmental Law” means any federal, state or local statute or regulation regulating pollution, contamination, releases of hazardous or toxic substances, wastes or material into the air, land, soil, surface water, groundwater, or other medium, including, but not limited to, statutes or regulations regulating the cleanup of these substances, wastes, or material. “Site” means any location, facility, or property as defined under any Environmental Law, whether or not presently or formerly owned or operated by the debtor, including, but not limited to, disposal sites. “Hazardous Material” means anything defined as a hazardous waste, hazardous substance, toxic substance, hazardous material, pollutant, or contaminant or similar term under an Environmental Law. None a. List the name and address of every site for which the debtor has ☑ received notice in writing by a governmental unit that it may be liable or potentially liable under or in violation of an Environmental Law. Indicate the governmental unit, the date of the notice, and, if known, the Environmental Law. SITE NAME AND NAME AND ADDRESS DATE OF ENVIRONMENTAL LAW — ADDRESS OF GOVERNMENTAL UNIT NOTICE

6

None ☑ b. List the name and address of every site for which the debtor provided notice to a governmental unit of a release of Hazardous Material. Indicate the governmental unit to which the notice was sent and the date of the notice.

SITE NAME AND ADDRESS	NAME AND ADDRESS OF GOVERNMENTAL UNIT	DATE OF NOTICE	ENVIRONMENTAL LAW

None ☑ c. List all judicial or administrative proceedings, including settlements or orders, under any Environmental Law with respect to which the debtor is or was a party. Indicate the name and address of the governmental unit that is or was a party to the proceeding, and the docket number.

NAME AND ADDRESS OF GOVERNMENTAL UNIT	DOCKET NUMBER	STATUS OR DISPOSITION

18. Nature, location and name of business

None ☐ a. *If the debtor is an individual*, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was an officer, director, partner, or managing executive of a corporation, partner in a partnership, sole proprietor, or was self-employed in a trade, profession, or other activity either full- or part-time within the **six years** immediately preceding the commencement of this case, or in which the debtor owned 5 percent or more of the voting or equity securities within the **six years** immediately preceding the commencement of this case.

If the debtor is a partnership, list the names, addresses, taxpayer identification numbers, nature of the businesses, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities, within the **six years** immediately preceding the commencement of this case.

If the debtor is a corporation, list the names, addresses, taxpayer identification numbers, nature of the business, and beginning and ending dates of all businesses in which the debtor was a partner or owned 5 percent or more of the voting or equity securities within the **six years** immediately preceding the commencement of this case.

NAME	LAST FOUR DIGITS OF SOCIAL SECURITY OR OTHER INDIVIDUAL TAXPAYER-I.D. NO. (ITIN)/ COMPLETE EIN	ADDRESS	NATURE OF BUSINESS	BEGINNING AND ENDING DATES
Nxvue, Inc.		**4001 Burton Drive Santa Clara, CA 95054**	**No Business**	
Tvia Inc. China		**Hefei New & High Tech Devel Area Software Bldg #606 669 Changjiang Road West Hefei, Anhui, 230088 P.R. China**	**Research and design, Semiconductors**	

None ☑ b. Identify any business listed in response to subdivision a., above, that is "single asset real estate" as defined in 11 U.S.C. § 101.

NAME	ADDRESS

7

19. Books, records and financial statements

None ☐ a. List all bookkeepers and accountants who within **two years** immediately preceding the filing of this bankruptcy case kept or supervised the keeping of books of account and records of the debtor.

NAME AND ADDRESS	DATES SERVICES RENDERED
Accountemps (Hai Yan Li) File 73484 San Francisco, CA 94160-3484	3/12/08 - 8/30/08
Diane Bjorkstrom 707 Bryant Street Palo Alto, CA 94301	9/7/04 - 10/16/06
Gerald Petak 16311 Camellia Terr Los Gatos, CA 95032	2/1/06 - 11/16/06
Hong Ping Ding 306 Escobar Street Fremont, CA 94539	8/30/2000 - Present
Keith Yee 3249 Morris Drive Palo Alto, CA 94303	10/18/06 - 8/10/07
Lydia Tate 2732 Flory Drive San Jose, CA 95054	5/1/06 - 10/16/06
Sylvia Shivley 1105 Longshore Dr. San Jose, CA 95128	9/10/2007 - Present
Xiaodong Yang 5500 Drysdale Dr. San Jose, CA 95124	10/23/06 - 8/17/07
Yafei Cheng 440 Oak Grove Dr., Apt 30 Santa Clara, CA 95054	10/3/06 - 5/18/07
Yu Yun Chu 1313 Niagara Dr. San Jose, CA 95130	11/16/05 - 3/9/07

None ☐ b. List all firms or individuals who within **two years** immediately preceding the filing of this bankruptcy case have audited the books of account and records, or prepared a financial statement of the debtor.

NAME	ADDRESS	DATES SERVICES RENDERED
BDO Seidman, LLP Dan Hunter	50 West San Fernando Street San Jose, CA 95113	1/17/06 - 8/13/07
L.L. Bradford & Company, LLC Dustin Lewis, Eric Bullinger, Jordan Ray & Shane Harvey	3441 S. Eastern Avenue Las Vegas, NV 89169	2/27/08 - Present

8 None c. List all firms or individuals who ☐ at the time of the commencement of this case were in possession of the books of account and records of the debtor. If any of the books of account and records are not available, explain. NAME ADDRESS Tvia, Inc. 4001 Burton Drive Santa Clara, CA 95054 None d. List all financial institutions, ☑ creditors and other parties, including mercantile and trade agencies, to whom a financial statement was issued by the debtor within two years immediately preceding the commencement of this case. NAME AND ADDRESS DATE ISSUED 20. Inventories None a. List the dates of the last two inventories taken of your property, ☑ the name of the person who supervised the taking of each inventory, and the dollar amount and basis of each inventory. DOLLAR AMOUNT OF INVENTORY (Specify cost, market or other DATE OF INVENTORY INVENTORY SUPERVISOR basis) None b. List the name and address of the person having possession of the ☑ records of each of the inventories reported in a., above. NAME AND ADDRESSES OF CUSTODIAN DATE OF INVENTORY OF INVENTORY RECORDS 21. Current Partners, Officers, Directors and Shareholders None a. If the debtor is a partnership, list the nature and percentage of partnership ☑ interest of each member of the partnership. NAME AND ADDRESS NATURE OF INTEREST PERCENTAGE OF INTEREST None b. If the debtor is a corporation, list all officers and directors of the ☐ corporation, and each stockholder who directly or indirectly owns, controls, or holds 5 percent or more of the voting or equity securities of the corporation. NATURE AND PERCENTAGE OF NAME AND ADDRESS TITLE STOCK OWNERSHIP David Levi Director None 130 Mount Auburn St., Unit 208 Cambridge, MA 02138 Eli Porat COB, CEO None 400 Casselino Drive San Jose, CA 951 36 William Walker Director None 15745 Peach Hill Rd. Saratoga, CA 95070 22. Former partners, officers, directors and shareholders None a. If the debtor is a partnership, list ☑ each member who withdrew from the partnership within one year immediately preceding the commencement of this case. NAME ADDRESS DATE OF WITHDRAWAL

9

None ☐ b. If the debtor is a corporation, list all officers or directors whose relationship with the corporation terminated within **one year** immediately preceding the commencement of this case.

NAME AND ADDRESS	TITLE	DATE OF TERMINATION
Bathsheba Malsheen **195 Duboce Avenue** **San Francisco, CA 94103**	**Director**	**10/14/2008**
Bruce Berkoff **16055 SW Walker Rd., Suite 264** **Beaverton, OR 97006**	**Director**	**10/14/2008**
David Medin **940 St. Joseph Avenue** **Los Altos, CA 94024**	**CTO & VP Engineering**	**12/12/2007**
Du Baichuan **Room 1504, Bldg 7, No. 1504** **No. 2 Guang An Men** **BeiBingHe Rd** **W. District Beijing 100045**	**Director**	**10/14/2008**

23. Withdrawals from a partnership or distributions by a corporation

None ☐ If the debtor is a partnership or corporation, list all withdrawals or distributions credited or given to an insider, including compensation in any form, bonuses, loans, stock redemptions, options exercised and any other perquisite during **one year** immediately preceding the commencement of this case.

NAME & ADDRESS OF RECIPIENT, RELATIONSHIP TO DEBTOR	DATE AND PURPOSE OF WITHDRAWAL	AMOUNT OF MONEY OR DESCRIPTION AND VALUE OF PROPERTY
See Attachment 23		

24. Tax Consolidation Group.

None ☑ If the debtor is a corporation, list the name and federal taxpayer identification number of the parent corporation of any consolidated group for tax purposes of which the debtor has been a member at any time within **six years** immediately preceding the commencement of the case.

NAME OF PARENT CORPORATION	TAXPAYER IDENTIFICATION NUMBER (EIN)

25. Pension Funds.

None ☑ If the debtor is not an individual, list the name and federal taxpayer identification number of any pension fund to which the debtor, as an employer, has been responsible for contributing at any time within **six years** immediately preceding the commencement of the case.

NAME OF PENSION FUND	TAXPAYER IDENTIFICATION NUMBER (EIN)

* * * * * *

10 [If completed on behalf of a partnership or corporation] I, declare under penalty of perjury that I have read the answers contained in the foregoing statement of financial affairs and any attachments thereto and that they are true and correct to the best of my knowledge, information and belief. Date October 30, 2008 Signature /s/ Eli Porat —— — li Porat, Chief Executive Officer Print Name and Title An individual signing on behalf of a partnership or corporation must indicate position or relationship to debtor.] 11 continuation sheets attached Penalty for making a false statement: Fine of up to $500,000 or imprisonment for up to 5 years, orboth. 18U.S.C. § 152and 3571.

Tvia, Inc. Case No. 08-55860 Attachment 3.b To Statement of Financial Affairs

O:\Bill A (Resources)\Murray Workpapers\00_Schedules\2008.10.15\B7 3b Payments to Creditors (90 Days)_Oct 15 2008

TVIA INC.
Payments to Creditors (90days)
Jul 16, 2008 to Oct 15, 2008

<$5,475	(Multiple Items)
Years	(All)
Type	(Multiple Items)

Sum of Amount	Date					
Paid To/Rcvd From	Jul	Aug	Sep	Oct	Grand Total	Purpose
TVIA - CHINA NEW & HIGH TECH		100,000.00	100,000.00	300,000.00	500,000.00	100K for Capital injection, $73873.32 deposit (overpaid to China on 10/9/08), the remainning paid for invoices
Murray & Murray		25,000.00		250,000.00	275,000.00	Legal Expense
ADVANCED SEMICONDUCTOR ENGIN		1,220.00	89,639.40	153,091.80	243,951.20	Inventory and testing supplies
WILSON SONSINI GOODRICH & RO	13,033.00	23,112.95	43,166.15	133,249.01	212,561.11	Legal Expense
ABD Insurance and Financial		199,788.00			199,788.00	D & O Insurance
Resources Global Professiona		56,225.00	46,935.00	9,435.00	112,595.00	Accounting Expense
The Deckard Law Firm	18,357.50	9,684.45	40,953.99	19,482.30	88,478.24	Legal Expense
CAMPEAU GOODSELL SMITH LAW C	28,852.12	8,431.09		30,701.86	67,985.07	Legal Expense
O'MELVENY & MYERS LLP		41,520.27	5,752.18		47,272.45	Legal Expense
KOLL/INTEREAL BAY AREA		10,500.00	10,500.00	10,500.00	31,500.00	Office Rent
Bathsheba J. Malsheen			7,999.00	23,333.00	31,332.00	Director Fees
William R. Walker			7,999.00	23,333.00	31,332.00	Director Fees
Great-West Life & Annuity		7,733.34	6,608.34	15,398.23	29,739.91	Funding EE 401K
L.L.Bradford & Company, LLC		1,334.75	26,300.00		27,634.75	Accounting Expense
Du Baichuan			4,999.00	21,833.00	26,832.00	Director Fees
Bruce Berkoff			4,999.00	21,833.00	26,832.00	Director Fees
David Levi				21,833.00	21,833.00	Director Fees
TAX COLLECTOR, COUNTY OF SAN		18,858.56			18,858.56	Personal Property Tax
BLUE CROSS OF CALIFORNIA		6,453.00	4,733.00	5,593.00	16,779.00	EE Medical
Sylvia Shivley		8,450.00	1,000.00	4,525.00	13,975.00	Accounting Expense
Compensia, Inc.			13,451.40		13,451.40	Compensation Consulting
Softbrands Manufacturing, In				12,300.00	12,300.00	Services for Fourth-shift in 2007
Pratt and Associates		11,190.00			11,190.00	Legal Expense
4800 GAP Associates, LLC			7,764.00		7,764.00	NEW office Rent
Legal Service Solutions	668.53	4,310.85	781.80	1,240.83	7,002.01	Legal Expense
PORAT, ELI	1,994.70	4,350.66		633.71	6,979.07	EE Exp Reimbursement
OneBeacon		6,892.75			6,892.75	Insurance
Margaret Baran	2,657.69	738.46	984.18	1,492.88	5,873.21	Employee expense reimbursement (airfare charges on her credit card...)
Grand Total	**65,563.54**	**545,794.13**	**424,565.44**	**1,059,808.62**	**2,095,731.73**	

B7 3b Payments to Creditors (90 Days)_Oct 15 2008 10/23/2008 3:58 PM Summary

SVB CHECKING 1855 9/22/20008 CHK 4800 GAP Associates, LLC No PMTRX0001727 7,764.00

SVB CHECKING CASH 8/15/2008 WDL Murray & Murray No PMTRX00001725 25,000.00 $E_BNE_US_Standard Paragraph

tvia, inc. case No. 08-55860 attachment 3.c To statement of financial affairs

O:\Bill A (Resources)\Murray Workpapers\00_Schedules(200a,10.15\B7 3c. Payments to insiders (1 Year)_0cl 15 2008 TVIA,Ine Director/Officer Salary and Other Compensation For the Period beginning Oct, 1, 2007 through Oct 15, 2008 Bonus per Expense Salary & Bonus, Checkbook ID Number Date Type Paid To/Rcvd From Reconciled Origin Payment Director Fees Retainer Componsla Relmbursement etc, Description Bathsheba J. SVB CHECKING CASH 10/14/2008 WDL Malsheen No P MTRX00001751 23,333.00 2,000.00 1,333.00 20,000.00 Bathsheba J. SVB CHECKING 1849 9/22/2008 CHK Malsheen No P MCHK00000514 7,999.00 4,000.00 3,999.00 Bathsheeba J. SVB CHECKING 1700 6/23/2008 CHK Malsheen No P MCHK00000503 4,676.00 2,000.00 2,666.00 10.00 SVB CHECKING CASH 10/14/2008 WDL Bruce Berkoff No P MTRX00001751 21,833.00 500.00 1,333.00 20,000.00 SVB CHECKING 1850 9/22/2008 CHK Bruce Berkoff No P MCHK00000514 4,999.00 1,000.00 3,999.00 SVB CHECKING 1?07 6/23/2008 CHK Bruce Berkoff No P MCHK00000503 4,999.00 1,000.00 3,999.00 SVB CHECKING 1585 4/4/2008 CHK Bruce Berkoff No P MCHK00000493 4,999.00 1,000,00 3,999.00 SVB CHECKING 1462 1/11/2008 CHK Bruce Berkoff No P MCHK00000483 2,333.00 1,000.00 1,333.00 SVB CHECKING 1326 11/9/2007 CHK Bruce Borkoff Ha P MCHK00000475 5,166.00 3,000.00 2,666.00 SVS CHECKING 1561 10/29/2007 CHK Bruce Berkoff No P HCHK00000470 5,166,00 2,500.00 2,666.00 SVB CHECKING CASH 10/14/2008 WDL David Levl No P MTRX00001751 21,833.00 500.CO 1,333.00 20,000.00 SVB CHECKING 1710 6/23/2008 CHK David Levl No P MCHK00000503 4,999.00 1,000.00 3,999.00 SVB CHECKING 1549 3/13/2008 CHK David LevI No P MCHK00000491 7,332.00 2,000.00 5,332.00 SVB CHECKING [328 11/8/2007 CHK David Levl No P MCHK00000475 15,498.00 7,500.00 7,998.00 Cell phone SVB CHECKING 1226 10/5 (2007 CHK David Medin No P MCHK00000466 120.00 120.OO reimbursement SVB CHECKING CASH 10/14/2008 WDL Du Baichuan No P MTRX00001751 21,833.00 500.00 1,333.00 20.000.00 SVB CHECKING 15518 9/23/2008 WDL Du Balchuan No P MPAY00000216 4,999.00 1,000.00 3,999.00 SVB CHECKING 15310 6/24/2008 WDL Du Balchuan No P MPAY00000211 4,999.00 1,000.00 3,999.00 SVB CHECKING 15074 4/7/2008 WDL Du Balchuan No P MPAY00000209 6,499.00 2,500,00 3,999.00 Airfare SVB CHECKING 14961 2/21/2008 WDL Du Baichuan No P MPAY00000205 5,773.78 5,773.78 reimbursement SVB CHECKING 14823 1/14/2008 WDL Du Balchuan No P MPAY00000203 2,333.00 1,000.00 1,333.00 $5666 BOD lee, $5535 airfare SVB CHECKING 14617 11/20/2007 WDL Du Balchuan No P MPAY00000199 11,201.00 3.000.00 2,666,00 5,535.00 reimbursement SVB CHECKING 14554 10/30/2007 WDL Du Balchuan No” P MPAY00000198 4,666.00 2,000.00 3,999.00 SVB CHECKING 1886 10/8/2008 CHK Jefferson Slamp No P MCHK00000516 188.00 188.00 SVB CHECKING 1868 10/1/2008 CHK Jefferson Slamp No P MCHK00000515 951.50 951.50 SVB CHECKING 1774 8/1/2008 CHK Jefferson Slamp No P WCHK00000508 287.50 287.50 SVB CHECKING 1743 7/11/2008 CHK Jefferson Slamp No P MCHK00000505 742.93 742.93 sva checking 1686 6/6/2008 CHK Jefferson Slamp No P MCHK00000501 209.02 209.02 SVB CHECKING 1658 5/16/2008 CHK Jefferson Stamp No P MCHK00000498 468.27 468.27 SVB CHECKING 1590 4/4/2008 CHK Jefferson Stamp No P MCHK00000493 166.00 188.00 SVB CHECKING 1562 3/19/2008 CHK Jefferson Stamp No P MCKK00000492 1,956.36 1,956.36 SVB CHECKING 1507 2/11/2008 CHK Jefferson Stamp No P MCHK00000486 200.52 200.52 SVB CHECKING 1484 1/25/2008 CHK Jefferson Stamp No P MCHK00000485 376.00 376,00 SVB CHECKING 1452 1/4/2008 CHK Jefferson Stamp No P MCHK00000482 188.00 188.00 SVB CHECKING 1330 11/9/2007 CHK Jefferson Stamp No P MCHK00000475 1,245.50 1,245.50 SVB CHECKING 1231 10/5/2007 CHK Jefferson Stamp No P MCHK00000466 168.00 168.00 SVB CHECKING 1859 10/1/2008 CHK PORAT, ELI No P MCHK00000515 633.71 633,71 SVB CHECKING 1778 8/1/2008 CHK PORAT, ELI No P MCHK00000508 4,350.66 4,350.66 SVB checking 1757 7/17/2008 CHK PORAT, ELI No P MCHK00000506 1,994.70 1,994.70 SVB CHECK ING 1598 4/4/2008 CHK PORAT, ELI No P MCHK00000493 1,779.76 1,779.78 SVB CHECKING 1540 2/26/200B CHK PORAT, ELI No P MCHK00000489 1,302.35 1,302.35 svb “checking 1189 1/25/2008 CHK PORAT, ELI No P MCHK00000485 2,360.10 2,360.10 SVB CHECKING 1457 1/4/2008 CHK PORAT, ELI No P MCHK00000482 1,436.79 1,430.79 SV8 CHECKING 1335 11/9/2007 CHK PORAT, ELI No P MCHK00000475 1,907.52 1,907.52 SVB CHECKING 1254 10/19/2007 CHK PORAT, ELI No P MCHK00000468 1,288.60 1,288.50 svb checki’ng CASH 10/14/2008 WDL William R.Walker No P MTRX00001751 23,333.00 2,000.00 1.333.00 20.000.00 SVB CHECKING 1854 9/22/2008 CHK William R. Walker No P MCHK00000514 7,999.00 4.000.00 3,009.00 SVB CHECKING 1713 6/23/2008 CHK William R. Walker No P MCHK00000503 4,666.00 2,000.00 1.333.00 Payroll 10/1/2007-10/15/08 PR PORAT, ELI ADP 250,395.75 250,395.75 Payroll 10/1/2007-10/15/08 PR Jefferson Stamp ADP 186,304.00 180,004.00 Payroll 10/1/2007-10/15/08 PR David Medin ADP 42,646.15 42,646.15

tvia, inc. case No. 08-55860 attachment 4.a To statement of financial affairs

4. Suits and administrative proceedings ... within one year Caption of Suit and Case Nature of Court of Agency Status of Number Proceeding and Location Disposition Tvia, idc. Civil Lawsuit Alameda County Pending v. Lin, el Superior Court al. HG08410637 Tvia, Inc. v. NBG, Civil Lawsuit Santa Clara County Pending et al. Superior Court 1-07-CV-084211 Tvia. Inc. v. Civil Lawsuit Santa Clara County Pending Silva, et al. Superior Court 1-08-CV-104728 Medin v. Tvia, Civil Lawsuit Santa Clara County Pending Inc., et al. Superior Court l-08-CV-113084 McKee v. Tvia, Civil Lawsuit Santa. Clara Comity Pending Inc., et al. 1- Superior Court 08-CV-118444 McKse v. Tvia, Wage claim Labor Commissioner Dismissed without Inc.. at at. San Jose Office prejudice 12-69514 In the Matter of Federal Securities and Pending Tvia, Inc. investigation Exchange Commission (SF-3245) Astro Systems. Inc. Small Claims Los Angeles County Pending v. Tvia, Inc. Superior Court 08-S-00364 (Burbank) Tvia, Inc. v. Civil Lawsuit Santa Clara County Dismissed 12-06-07 Hannspree Superior Court I-07-CV-089862 Tvia, Inc. v. Zoran Civil Lawsuit Santa Clara County Dismissed 11-16-07 Corp. Superior Court 1-06-CV-073991 Richardson v. Tvia, Civil Lawsuit U.S. District Dismissed 02-06-08 Inc. 06-CV-06304 (Class Action) Court, Northern RMW District of California De Sola v. Tvia, Civil Lawsuit U.S. District Dismissed 02-06-08 Inc. 06-CV-07307 (Class Action) Court, Northern RMW District of California

Tvia, Inc. Case No. 08-55860 Attachment 9 To Statement of Financial Affairs

O:\Bill A (Resources)\Murray Workpapers\00_Schedules\2Q08.10.15\87 9. — Pmts related to debt counseling or bankruptcy Tvia, Inc Payments related to debt counseling or bankruptcy SOFA item 9 10/15/2008 Checkbook ID Number Date Type Paid To/Rcvd From Reconciled Description Origin Amount —— —— —— —— —— —— —— —— —— Bankruptcy SVB CHECKING 1262 10/29/2007 CHK CAMPEAU GOODSELL SMITH LAW C No Counseling PMCHK00000470 13,822.50 Bankruptcy SVB CHECKING 1397 12/21/2007 CHK CAMPGAU GOODSELL SMITH LAW C No Counseling PMCHK00000480 2.295.0D Bankruptcy SVB CHECKING 1397 12/21/2007 CHK CAMPEAU GOODSELL SMITH LAW C No Counseling PMCHK00000480 1,9412.50 SVB CHECKING CASH 6/15/2008 WDL Murray & Murray No Legal (retainer) PMTRX00001725 25.000.00 SVB CHECKING CASH 10/10/2008 WDL Murray & Murray No Legal (retainer) PMTRX00001749 250.000.00 Accounting and Documentation Preparation SVB CHECKING 1796 8/8/2008 CHK Resources Global Professiona No (Retainer/deposil) PMCHK00000509 55.000.00 Accounting and Documentation SVB CHECKING 1808 8/22/2008 CHK Resources Global Professiona No Preparation PMCHK00000510 1.225.00 Accounting and Documentation SVB CHECKING 1831 9/5/2008 CHK Resources Global Professiona No Preparation PMCHK00000512 24,540.00 Accounting and Documentation SVB CHECKING 1846 9/12/2008 CHK Resources Global Professiona No Preparation PMCHK00000513 12,062.50 Accounting and Documentation SVB CHECKING 1853 9/22/2008 CHK Resources Global Professiona No Preparation PMCHK00000514 10,332.50 Accounting and Documentation SVB CHECKING 1870 10/1/2008 CHK Resources Global Professiona No Preparation PMCHK00000515 1,800.00 Accounting and Documentation SVB CHECKING 1896 10/9/2008 CHK Resources Global Professiona No Preparation PMTRX00001745 7.635,00 Total Payments related to debt counseling or bankruptcy 405,655.00

Tvia, Inc. Case No. 08-55860 Attachment 23 To Statement of Financial Affairs

O:\Bill A (Rasources)\Murray WorXpapers\00_Schedules\2008.10.15\B7 23 Withdrawals to Insiders (1 Year) TVIA, Inc Director/Officer Salary and Other Compensation For the Period beginning Oct 1. 2007 through Oct 15. 2008 Bonus per Expense Salary & Bonus, Checkbook ID Number Date Type Paid To/Rcvd From Reconclled Origin Payment Director Fees Retainer Compensta Reimbursement etc. Description —— —— —— —— —— —— —— —— —— —— —— —— —— —— SVB CHECKING CASH 10/14/2006 WDL Balhsheba J, No PMTRX00001751 23,333.00 2,000.00 1,333.00 20,000.00 Malsheen SVB CHECKING 1849 9/22/2008 CHK Balhsheba J, No PMCHK00000514 7,999.00 4,000.00 3,999.00 Malsheen SVB CHECKING 1706 6/23/2008 CHK Balhsheba J, No PMCHK00000503 4,676.00 2,000.00 2,666.00 10.00 Malsheen SVB CHECKING CASH 10/14/2008 WDL Bruce Berkoff No PMTRX00001751 21,833.00 600.00 1,333.00 20,000.00 SVB CHECKING 1850 9/22/2008 CKK Bruce Berkoff No PMCHK0000514 4,999.00 1,000.00 3,999.00 SVB CHECKING 1707 6/23/2008 CHK Bruce Berkoff No PMCHK00000503 4,999.00 1,000,00 3,999.00 SVB CHECKING 1585 4/4/2008 CHK Bruce Berkoff No PMCHK00000493 4,999.00 1,000.00 3,999.00 SVB CHECKING 1462 1/11/2008 CHK Bruce Berkoff No PMCHK00000483 2,333.00 1,000.00 1,333,00 SVB CHECKING 1326 11/9/2007 CHK Bruce Barkoff No PMCHK00000475 5,666.00 3,000.00 2,656,00 SVB CHECKING 1261 10/29/2007 CHK Bruce Berkoff NP PMCHK00000470 5,166.00 2,500.00 2,666.00 SVB CHECKING CASH 10/14/2008 WDL David Levi No PMTRX00001751 21,833.00 500.00 1,333.00 20,000.00 SVB CHECKING 1710 6/23/2008 CHK David Levi No PMCHK00000503 4,999.00 1,000.00 3,999.00 SVB CHECKING 1549 3/13/2008 CHK David Levi No PMCHK00000491 7,332.00 2,000.00 5,332.00 SVB CHECKING 1328 11/9/2007 CHK David Levi No PMCHK00000475 15,498/00 7,500.00 7,998.00 SVB CHECKING 1226 10/5/2007 CHK David Medin No PMCHK00000466 120.00 120.00 Cell phone reimbursement SVB CHECKING CASH 10/14/2008 WDL Du Balchuan No PMTRX00001751 21,833.00 500.00 1,333.00 20,000,00 SVB CHECKING 15518 9/23/2008 WDL Du Balchuan No PMPAY00000216 4,999.00 1,000.00 3,999.00 SVB CHECKING 15310 6/24/2008 WDL Du Balchuan No PMPAY00000211 4,999.00 1,000.00 3,999,00 SVB CHECKING 15074 4/7/2008 WDL Du Balchuan No PMPAY00000209 6,499.00 2,50000 3,99900 5,773.78 Airfare SVB CHECKING 14961 2/21/2008 WDL Du Balchuan No PMPAY00000205 5,773.78 reimbursement SVB CHECKING 14823 1/14/2008 WDL Du Balchuan No PMPAY00000203 2,333.00 1,000.00 1,333.00 SVB CHECKING 14617 11/20/2007 WDL Du Balchuan No PMPAY00000199 11,201.00 3,000.00 2,666.00 5,535.00 S5666 BOD fee, S5535 airfare reimbursement SVB CHECKING 14554 10/30/2007 WDL Du Balchuan No PMPAY00000198 4,666.00 2,000.00 3,999.00 SVB CHECKING 1886 10/8/2008 CHK Jefferson Stamp No PMCHK00000516 188.00 188.00 SVB CHECKING 1866 10/1/2008 CHK Jefferson Stamp No PMCHK00000515 951.50 951.50 SVB CHECKING 1774 6/1/2008 CHK Jefferson Stamp No PMCHK00000508 287.50 287.50 SVB CHECKING 1743 7/11/2008 CHK Jefferson Stamp No PMCHK00000505 742.93 742.93 SVB CHECKING 1686 6/6/2008 CHK Jefferson Stamp No PMCHK00000501 209.02 209.02 SVB CHECKING 1658 5/16/2008 CHK Jefferson Stamp No PMCHK00000498 468.27 468.27 SVB CHECKING 1590 4/4/2008 CHK Jefferson Stamp No PMCHK00000493 188.00 188.00 SVB CHECKING 1562 3/19/2008 CHK Jefferson Stamp No PMCHK00000492 1,956.36 1,956.36 SV8 CHECKING 1507 2/11/2008 CHK Jefferson Stamp No PMCHK00000486 200.52 200,52 SVB CHECKING 1484 1/25/2006 CHK Jefferson Stamp No PMCHK00000485 376.00 376.00 SVB CHECKING 1452 1/4/2668 CHK Jefferson Stamp No PMCHK00000482 188.00 188,00 SVB CHECKING 1330 11/9/2007 CHK Jefferson Stamp No PMCHK00000475 1,245.50 1,245.50 SVB CHECKING 1231 10/5/2007 CHK Jefferson Stamp No PMCHK00000466 168.00 168,00 SVB CHECKING 1859 10/1/2008 CHK PORAT, ELI No PMCHK00000515 633.71 633,71 SVB CHECKING 177B 8/1/2008 CHK PORAT, ELI No PMCHK00000508 4,350 ..66 4,350,66 SVB CHECKING 1757 7/17/2008 CHK PORAT, ELI No PMCHK00000508 1,994.70 1,994.70 SVB CHECKING 1598 4/4/2008 CHK PORAT, ELI No PMCHK00000493 1,779.76 1,779.76 SVB CHECKING 1540 2/26/20DB CHK PORAT, ELI No PMCHK00000469 1,302.35 1,302.35 SVB CHECKING 1489 1/25/2008 CHK PORAT, ELI No PMCHK00000435 2,360.10 2,360.10 SVB CHECKING 1457 1/4/2OO8 CHK PORAT, ELI No PMCHK00000482 1,436.79 1,436.79 SVB CHECKING 1335 11/9/2007 CHK PORAT, ELI No PMCHK00000475 1,907.52 1,907.52 SVB CHECKING 1254 10/19/2007 CHK PORAT, ELI No PMCHK00000468 1,288.60 1,288.60 SVB CHECKING CASH 10/14/2008 WDL William R, Walker No PMTRX00001751 23,333.00 2,000.00 1,333.00 20,000.00 SVB CHECKING 1854 9/22/2008 CHK William R, Walker No PMCHK00000514 7,999.00 4,000.00 3,999.00 SVB CHECKING 1713 6/23/2008 CHK William R, Walkar No PMCHK00000503 4,666.00 2,000.00 1,333.00 Payroll 10/11/2007- 10/15/08 PR PORAT, ELI AdP 250,395.75 250,395.75 Payroll 10/1/2007-10/15/08 PR Jefferson Stamp ADP 186,304.00 186,304,00 Payroll 10/1/2007-10/15/03 PR David Medin ADP 42,646.15 42,646,15 737,656.47 48,000.00 74,648.00 100,000.00 35,662.57 479,345.90 True